UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21668

Cohen & Steers Alternative Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 832-3232

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1. Reports to Stockholders.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the period ended October 31, 2019. The total returns for Cohen & Steers Alternative Income Fund, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended October 31, 2019	Eight Months Ended October 31, 2019[a]
Cohen & Steers Alternative Income Fund:
Class A	0.49%	5.90%
Class C	0.15%	5.39%
Class I	0.70%	6.18%
Class R	0.38%	5.81%
Class Z	0.69%	6.17%
Linked Blended Benchmark[b]	1.57%	5.84%
S&P 500 Index[b]	4.16%	10.48%

Effective July 1, 2019, the Cohen & Steers Dividend Value Fund, Inc. changed its name to the Cohen & Steers Alternative Income Fund, Inc. and its fiscal year end from February 28 to October 31. In addition, the investment objectives, principal investment strategies and principal risks of the Fund also changed. The performance above reflects returns achieved pursuant to different investment objectives and principal investment strategies than the investment objectives and strategies currently employed by the Fund. If the Fund’s current strategies had been in place prior to July 1, 2019, results shown would have been different.

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

[a]	The Fund has changed its fiscal year end from February 28 to October 31. This period represents the eight-month period from March 1, 2019 through October 31, 2019.
[b]	For benchmark descriptions, see page 8.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Starting August 2019, the Fund declares and pays distributions monthly at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Market Review

The eight-month period ended October 31, 2019 was generally positive for financial markets as many central banks stepped up efforts to support the slowing global economy, cutting interest rates and infusing markets with additional liquidity. Geopolitical factors added to the economic uncertainty, including ongoing trade tensions between the U.S., China and Europe, street protests in Hong Kong and intense political volatility in the U.K. ahead of the country’s shifting deadlines to exit the European Union. In response, global bond yields declined sharply, with the U.S. 10-year Treasury yield falling to its lowest level since 2016 and many European government bonds trading at negative yields. Declining interest rates were generally supportive for debt and preferred securities, while many higher-yielding equities benefited from investors’ search for meaningful income.

Fund Performance

The Fund had a positive total return in the period and its Class A, Class I and Class Z shares outperformed its linked blended benchmark (the Fund’s Class C and R shares underperformed the linked blended benchmark). Effective July 1, 2019, the Fund changed its benchmark from the Russell 1000 Value Index to a multi-asset-class blended benchmark. Please see page 8 for benchmark descriptions.

The Fund outperformed in the first four months of the period, when it adhered to a large-cap value strategy and had the Russell 1000 Value Index as its benchmark. Stock selection in the consumer staples sector aided performance in this sub-period, led by an overweight in Tyson Foods. The stock rallied strongly amid heightened global demand for meat products and supply shortfalls in the Chinese market. Stock selection in the financial services and communications services sectors also helped relative performance. Stock selection in the energy and health care sectors detracted from relative performance.

In the final four months of the period, when the Fund adopted a multi-asset-class, alternative income strategy, it underperformed its new blended benchmark, resulting in mostly in-line performance compared with the linked benchmark for the eight months as a whole. Factors that hindered performance against the blended benchmark in the July-through-October period included stock selection in the Fund’s global infrastructure and MLPs/midstream energy allocations. An overweight in natural resource equities further hindered performance, as the group declined in the four-month period on global economic and trade uncertainty.

The main contributor to relative performance in the final four months of the period was security selection in the Fund’s allocation to preferred issues, led by outperforming gains from insurance, banking and utilities holdings. The Fund’s global real estate selection also had a positive impact on relative returns compared with the blended benchmark in the July-through-October period, due to favorable stock selection.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Impact of Derivatives on Fund Performance

In the July-through-October period, the Fund used derivatives in the form of forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. These instruments did not have a material effect on the Fund’s total return for the eight-month period ended October 31, 2019.

Sincerely,

JON CHEIGH	VINCENT L. CHILDERS
Portfolio Manager	Portfolio Manager

BEN MORTON	CHRISTOPHER RHINE
Portfolio Manager	Portfolio Manager

TYLER S. ROSENLICHT	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

ELAINE ZAHARIS-NIKAS

Portfolio Manager

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment	Class R—Growth of a $10,000 Investment

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended October 31, 2019

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
8 Months[c] (with sales charge)	1.14%[a]	4.39%[d]	—	—	—
8 Months[c] (without sales charge)	5.90%	5.39%	6.18%	5.81%	6.17%
1 Year (with sales charge)	5.98%[a]	9.29%[d]	—	—	—
1 Year (without sales charge)	10.97%	10.29%	11.44%	10.82%	11.42%
5 Years (with sales charge)	6.38%[a]	6.67%	—	—	—
5 Years (without sales charge)	7.37%	6.67%	7.74%	7.21%	7.74%
10 Years (with sales charge)	10.26%[a]	10.05%	—	—	—
10 Years (without sales charge)	10.77%	10.05%	11.16%	—	—
Since Inception[e] (with sales charge)	6.91%[a]	6.57%	—	—	—
Since Inception[e] (without sales charge)	7.26%	6.57%	7.64%	7.76%	8.31%

The Fund changed its investment objectives and principal investment strategies on July 1, 2019. The performance above reflects returns achieved pursuant to different investment objectives and principal investment strategies than the investment objectives and strategies currently employed by the Fund. If the Fund’s current strategies had been in place prior to July 1, 2019, results shown would have been different.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the July 1, 2019 prospectus were as follows: Class A—2.17% and 1.00%; Class C—2.82% and 1.65%; Class I—1.87% and 0.65%; Class R—2.32% and 1.15%; and Class Z—1.82% and 0.65%. Through June 30, 2021, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 4.50% front-end sales charge.
[b]

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

[c]

The Fund has changed its fiscal year end from February 28 to October 31. This period represents the eight-month period from March 1, 2019 to October 31, 2019. Total returns for periods of less than one year are cumulative.

[d]	Reflects a contingent deferred sales charge of 1.00%.
[e]	Inception date of August 31, 2005 for Class A, C and I shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Benchmark Descriptions

The Fund changed its investment objectives and principal investment strategies on July 1, 2019. In connection with such change, the Fund’s benchmark also changed and the Fund’s Linked Blended Benchmark is now represented by the performance of the Russell 1000 Value Index through June 30, 2019 and the blended benchmark consisting of 15% FTSE EPRA Nareit Developed Real Estate Index (Net), 15% Alerian MLP Index, 15% Dow Jones Brookfield Global Infrastructure Index, 10% S&P Global Natural Resource Index (Net), and 45% Preferred Blended Benchmark (consists of 60% ICE BofAML US IG Institutional Capital Securities Index, 20% ICE BofAML Core Fixed Rate Preferred Securities Index and 20% Bloomberg Barclays Developed Market USD Contingent Capital Index) thereafter. The Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe in the Russell 1000 Index that have lower price-to-book ratios and lower expected growth values. The FTSE EPRA Nareit Developed Real Estate Index (Net) is an unmanaged market-capitalization-weighted total-return index, which consists of publicly traded equity REITs and listed property companies from developed markets and is net of dividend withholding taxes. The Alerian MLP Index (Total Return) is a capped, float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total Master Limited Partnership (MLP) float-adjusted market capitalization. The Dow Jones Brookfield Global Infrastructure Index is a float-adjusted market-capitalization-weighted index that measures performance of globally domiciled companies that derive more than 70% of their cash flows from infrastructure lines of business. The S&P Global Natural Resources Index (Net) includes the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements and is net of dividend withholding taxes. The ICE BofAML US IG Institutional Capital Securities Index tracks the performance of US dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the US domestic market. The ICE BofAML Core Fixed Rate Preferred Securities Index tracks the performance of fixed-rate US dollar-denominated preferred securities issued in the US domestic market, excluding $1000 par securities. The Bloomberg Barclays Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019—October 31, 2019.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period[a] May 1, 2019— October 31, 2019
Class A
Actual (0.49% return)	$1,000.00	$1,004.90	$5.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.16	$5.09

Class C
Actual (0.15% return)	$1,000.00	$1,001.50	$8.32
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.89	$8.39

Class I
Actual (0.70% return)	$1,000.00	$1,007.00	$3.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.93	$3.31

Class R
Actual (0.38% return)	$1,000.00	$1,003.80	$5.81
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.41	$5.85

Class Z
Actual (0.69% return)	$1,000.00	$1,006.90	$3.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.93	$3.31

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.00%, 1.65%, 0.65%, 1.15% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

October 31, 2019 Top Ten Holdings[a] (Unaudited)
Security	Value	% of Net Assets

Emera, Inc., 6.75%, due 6/15/76, Series 16-A (Canada)	$1,368,066	2.0
Assurant, Inc., 7.00%, due 3/27/48	1,327,824	2.0
Energy Transfer LP	1,306,351	1.9
NextEra Energy Capital Holdings, Inc., 5.65%, due 5/1/79	1,213,867	1.8
MPLX LP	975,162	1.4
Enterprise Products Partners LP	937,028	1.4
Voya Financial, Inc., 6.125% to 9/15/23, Series A	855,572	1.3
MetLife, Inc., 10.75%, due 8/1/39	823,202	1.2
Sabra Health Care REIT, Inc.	813,694	1.2
Citigroup, Inc., 6.25%, Series T	755,998	1.1

[a]

Top ten holdings (excluding short-term investments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Strategy Breakdownb

(Unaudited)

[b]	The strategy breakdown is expressed as a percentage of the Fund’s total long-term investments.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

October 31, 2019

		Shares	Value
COMMON STOCK	38.6%
AIRPORTS—FOREIGN	0.8%
Grupo Aeroportuario del Pacifico SAB de CV, Class B (Mexico)		17,555	$184,005
Sydney Airport (Australia)		54,675	330,920

			514,925

COMMUNICATIONS	1.7%
TOWERS	1.4%
Crown Castle International Corp.		4,648	645,096
SBA Communications Corp.		1,273	306,347

			951,443

TOWERS—FOREIGN	0.3%
Infrastrutture Wireless Italiane S.p.A., 144A (Italy)[e]		22,630	232,201

TOTAL COMMUNICATIONS			1,183,644

CONSUMER STAPLES—FOOD PRODUCTS—FOREIGN	0.6%
Wilmar International Ltd. (Singapore)		158,000	435,518

CONSUMER—NON-CYCLICAL	2.9%
AGRICULTURE	0.5%
Archer-Daniels-Midland Co.		8,763	368,396

BEVERAGE	0.7%
PepsiCo, Inc.		3,294	451,838

FOOD PRODUCTS	0.8%
Tyson Foods, Inc., Class A		6,511	539,046

FOOD PRODUCTS—FOREIGN	0.9%
Mowi ASA (Norway)		25,634	624,951

TOTAL CONSUMER—NON-CYCLICAL			1,984,231

ELECTRIC	1.9%
Dominion Resources, Inc.		5,460	450,723
Edison International		4,472	281,289
FirstEnergy Corp.		10,966	529,877

			1,261,889

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2019

		Shares	Value
ELECTRIC—FOREIGN	0.9%
Emera, Inc. (Canada)		11,200	$463,698
Iberdrola SA (Spain)		15,292	157,044

			620,742

ENERGY	4.8%
OIL & GAS	1.2%
Exxon Mobil Corp.		6,330	427,718
Valero Energy Corp.		4,323	419,244

			846,962

OIL & GAS—FOREIGN	3.2%
BP PLC (United Kingdom)		103,488	655,922
Eni S.p.A. (Italy)		19,132	289,556
Royal Dutch Shell PLC, Class B (Netherlands)		21,694	623,287
Total SA (France)		11,015	579,055

			2,147,820

OIL & GAS SERVICES	0.4%
Schlumberger Ltd.		8,585	280,644

TOTAL ENERGY			3,275,426

MARINE PORTS—FOREIGN	0.2%
Westshore Terminals Investment Corp. (Canada)		7,900	136,995

MATERIALS	4.6%
CHEMICALS	0.5%
FMC Corp.		3,292	301,218

CHEMICALS—FOREIGN	1.3%
Israel Chemicals Ltd. (Israel)		57,873	256,980
Nutrien Ltd. (Canada)		12,927	617,781

			874,761

METALS & MINING	0.4%
Nucor Corp.		4,966	267,419

METALS & MINING—FOREIGN	2.4%
Anglo American PLC (South Africa)		19,710	505,930
BHP Group PLC (Australia)		26,454	560,200
Novolipetsk Steel PJSC, GDR (Russia)		11,188	218,837

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2019

		Shares	Value
Rio Tinto Ltd. (Australia)		5,895	$369,311

			1,654,278

TOTAL MATERIALS			3,097,676

PIPELINES	1.6%
Plains GP Holdings LP, Class A		20,052	372,165
Targa Resources Corp.		7,163	278,497
Williams Cos., Inc./The		18,715	417,532

			1,068,194

PIPELINES—FOREIGN	1.5%
Enbridge, Inc. (Canada)		17,347	631,794
Keyera Corp. (Canada)		6,800	157,622
TC Energy Corp. (Canada)		4,658	234,792

			1,024,208

RAILWAYS	0.2%
Norfolk Southern Corp.		840	152,880

RAILWAYS—FOREIGN	0.3%
Aurizon Holdings Ltd. (Australia)		54,826	222,986

REAL ESTATE	14.7%
DATA CENTERS	0.3%
CyrusOne, Inc.		2,628	187,324

DIVERSIFIED—FOREIGN	2.6%
Activia Properties, Inc. (Japan)		35	184,739
Befimmo SA (Belgium)		3,899	251,781
British Land Co., PLC (United Kingdom)		20,440	164,316
Covivio (France)		2,567	290,592
Keppel DC REIT (Singapore)		173,773	255,464
LondonMetric Property PLC (United Kingdom)		103,412	310,507
NSI NV (Netherlands)		6,357	290,334

			1,747,733

HEALTH CARE	2.2%
Medical Properties Trust, Inc.		14,289	296,211
Sabra Health Care REIT, Inc.		33,077	813,694
Welltower, Inc.		4,292	389,242

			1,499,147

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2019

		Shares	Value
HEALTH CARE—FOREIGN	0.3%
Assura PLC (United Kingdom)		237,551	$230,168

HOTEL	0.7%
Park Hotels & Resorts, Inc.		19,900	462,675

INDUSTRIALS	0.3%
Duke Realty Corp.		6,187	217,411

INDUSTRIALS—FOREIGN	1.2%
GLP J-REIT (Japan)		242	315,526
Mapletree Industrial Trust (Singapore)		261,000	489,213

			804,739

NET LEASE	2.3%
Gaming and Leisure Properties, Inc.		13,192	532,429
Realty Income Corp.		3,633	297,143
Spirit Realty Capital, Inc.		4,730	235,743
VEREIT, Inc.		30,259	297,749
VICI Properties, Inc.		9,904	233,239

			1,596,303

OFFICE	0.3%
Highwoods Properties, Inc.		4,353	203,720

RESIDENTIAL—APARTMENT	0.4%
UDR, Inc.		5,004	251,451

RESIDENTIAL—FOREIGN	0.4%
LEG Immobilien AG (Germany)		2,600	298,387

RETAIL—FOREIGN	1.0%
Klepierre SA (France)		13,130	488,960
SmartCentres Real Estate Investment Trust (Canada)		8,388	202,774

			691,734

SELF STORAGE	0.2%
Extra Space Storage, Inc.		1,078	121,027

SELF STORAGE—FOREIGN	0.6%
National Storage REIT (Australia)		333,210	427,239

SHOPPING CENTERS	1.3%
COMMUNITY CENTER
SITE Centers Corp.		16,271	252,689
FINANCIALS
Kimco Realty Corp.		8,360	180,242

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2019

		Shares	Value
REGIONAL MALL
Taubman Centers, Inc.		11,534	$412,686

TOTAL SHOPPING CENTERS			845,617

SHOPPING CENTERS—FOREIGN	0.6%
Carmila SA (France)		5,407	105,171
Fortune Real Estate Investment Trust (Hong Kong)		257,000	301,737

			406,908

TOTAL REAL ESTATE			9,991,583

TOLL ROADS—FOREIGN	0.7%
Jiangsu Expressway Co., Ltd., Class H (China)		240,000	319,145
Transurban Group (Australia)		15,042	153,879

			473,024

WATER—FOREIGN	1.2%
Guangdong Investment Ltd. (China)		184,000	399,186
United Utilities Group PLC (United Kingdom)		36,524	411,703

			810,889

TOTAL COMMON STOCK (Identified cost—$25,832,374)			26,254,810

		Shares/ Units
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES	12.8%
CRUDE/REFINED PRODUCTS	2.1%
BP Midstream Partners LP		23,760	350,460
CrossAmerica Partners LP		4,302	80,705
Genesis Energy LP		17,511	353,197
PBF Logistics LP		11,148	241,354
Phillips 66 Partners LP		7,558	422,417

			1,448,133

DIVERSIFIED MIDSTREAM	5.2%
Energy Transfer LP		103,761	1,306,351
Enterprise Products Partners LP		35,998	937,028
MPLX LP		36,980	975,162
Summit Midstream Partners LP		31,287	149,865
Tallgrass Energy LP		10,612	198,020

			3,566,426

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2019

		Shares/ Units	Value
GATHERING & PROCESSING	4.0%
CNX Midstream Partners LP		6,106	$93,605
Crestwood Equity Partners LP		4,611	166,642
DCP Midstream LP		6,509	148,991
Enable Midstream Partners LP		64,716	652,984
EnLink Midstream LLC		29,275	182,969
EQM Midstream Partners LP		20,499	612,510
Hess Midstream Partners LP		11,687	249,050
Western Midstream Partners LP		28,803	612,352

			2,719,103

MARINE SHIPPING/OFFSHORE	0.7%
USD Partners LP		41,270	439,938

MARINE SHIPPING/OFFSHORE—FOREIGN	0.4%
GasLog Partners LP (Monaco)		13,680	271,001
OTHER	0.4%
Macquarie Infrastructure Co. LLC		2,000	86,280
Sprague Resources LP		9,797	176,640

			262,920

TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Identified cost—$9,721,597)			8,707,521

		Shares
PREFERRED SECURITIES—$25 PAR VALUE	11.6%
BANKS	2.0%
Bank of America Corp., 5.375%, Series KKa		14,500	385,845
Capital One Financial Corp., 5.00%, Series Ia		4,203	105,622
JPMorgan Chase & Co., 4.75%, Series GGa		5,150	128,947
Northern Trust Corp., 4.70%, Series Ea		16,000	402,000
Regions Financial Corp., 5.70% to 5/15/29, Series Ca,b		13,625	373,325

			1,395,739

ELECTRIC	0.4%
Duke Energy Corp., 5.75%, Series Aa		9,700	270,630

FINANCIAL	0.7%
DIVERSIFIED FINANCIAL SERVICES	0.3%
Apollo Global Management, Inc., 6.375%, Series Aa		6,542	172,513

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2019

		Shares	Value
INVESTMENT BANKER/BROKER	0.4%
Morgan Stanley, 5.85% to 4/15/27, Series Ka,b		10,000	$276,600

TOTAL FINANCIAL			449,113

INSURANCE	5.2%
LIFE/HEALTH INSURANCE	1.9%
Athene Holding Ltd., 5.625%, Series Ba		6,475	171,652
Athene Holding Ltd., 6.35% to 6/30/29, Series Aa,b		10,945	307,664
Unum Group, 6.25%, due 6/15/58		14,292	392,172
Voya Financial, Inc., 5.35% to 9/15/29, Series Ba,b		13,805	374,254

			1,245,742

MULTI-LINE	1.3%
Allstate Corp./The, 5.10%, Series Ha		8,425	220,988
American International Group, Inc., 5.850%, Series Aa		16,500	448,305
Hartford Financial Services Group, Inc./The, 6.00%, Series Ga		7,545	205,752

			875,045

MULTI-LINE—FOREIGN	0.6%
Aegon Funding Corp. II, 5.10%, due 12/15/49 (Netherlands)		15,500	399,280

PROPERTY CASUALTY—FOREIGN	0.4%
Enstar Group Ltd., 7.00% to 9/1/28, Series D (Bermuda)[a,b]		10,325	282,492

REINSURANCE	0.6%
Arch Capital Group Ltd., 5.25%, Series Ea		17,400	443,700

REINSURANCE—FOREIGN	0.4%
RenaissanceRe Holdings Ltd., 5.75%, Series F (Bermuda)[a]		10,325	278,878

TOTAL INSURANCE			3,525,137

PIPELINES	0.2%
Energy Transfer Operating LP, 7.60% to 5/15/24, Series Ea,b		6,500	164,320

REAL ESTATE	1.8%
DATA CENTERS	0.3%
Digital Realty Trust, Inc., 5.20%, Series La		7,000	182,000

INDUSTRIALS	0.3%
Monmouth Real Estate Investment Corp., 6.125%, Series Ca		9,000	225,000

NET LEASE	0.4%
Spirit Realty Capital, Inc., 6.00%, Series Aa		9,500	248,235

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2019

		Shares	Value
OFFICE	0.4%
Brookfield Property Partners LP, 6.375%, Series A2[a]		10,000	$274,300

RESIDENTIAL—SINGLE FAMILY	0.4%
American Homes 4 Rent, 6.25%, Series Ha		11,056	297,738

TOTAL REAL ESTATE			1,227,273

UTILITIES	1.3%
GAS UTILITIES	0.5%
South Jersey Industries, Inc., 5.625%, due 9/16/79		7,725	202,472
Spire, Inc., 5.90%, Series Aa		4,125	111,623

			314,095

MULTI-UTILITIES	0.3%
NiSource, Inc., 6.50% to 3/15/24, Series Ba,b		8,150	225,836

MULTI-UTILITIES—FOREIGN	0.5%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)[b]		11,700	324,909

TOTAL UTILITIES			864,840

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$7,584,914)			7,897,052

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	34.3%
BANKS	5.4%
Bank of America Corp., 5.875% to 3/15/28, Series FFa,b		$600,000	660,210
BB&T Corp., 4.80% to 9/1/24[a,b]		180,000	183,735
Citigroup, Inc., 5.00% to 9/12/24, Series Ua,b		575,000	595,484
Citigroup, Inc., 6.25% to 8/15/26, Series Ta,b		670,000	755,998
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Qa,b		300,000	321,285
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xa,b		300,000	329,561
SunTrust Banks, Inc., 5.125% to 12/15/27, Series Ha,b		600,000	613,290
Wells Fargo & Co., 5.889% (3 Month US LIBOR + 3.77%), Series K (FRN)[a,c]		231,000	234,176

			3,693,739

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2019

		Principal Amount	Value
BANKS—FOREIGN	11.7%
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)[a,b,d]		$400,000	$413,513
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[a,b,d]		200,000	218,393
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)[a,b,d,e]		600,000	675,540
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[a,b,d,e]		400,000	452,342
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[a,b,d,e]		200,000	217,643
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[a,b,d,e]		400,000	451,983
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[a,b,d,e]		200,000	240,013
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)[a,b,d,e]		200,000	211,250
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[a,b,d,f]		200,000	213,829
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)[a,b,d,e]		400,000	435,342
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)[a,b,d,e]		400,000	431,646
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)[a,b,d,f]		200,000	213,274
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)[a,b,d]		600,000	635,790
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)[a,b,d]		200,000	213,230
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)[a,b,d,e]		200,000	210,921
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[a,b,d]		200,000	219,500
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)[a,b,d,e]		400,000	436,342
Societe Generale SA, 6.750% to 4/6/28, 144A (France)[a,b,d,e]		400,000	422,360
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[a,b,d,e]		200,000	219,393
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[a,b,d,e]		200,000	217,893
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)[a,f]		200,000	285,387
UBS Group Funding Switzerland AG, 7.125% to 8/10/21 (Switzerland)[a,b,d,f]		200,000	210,756
UBS Group Funding Switzerland AG, 7.00% to 1/31/24, 144A (Switzerland)[a,b,d,e]		400,000	429,500
UniCredit SpA, 7.50% to 6/3/26 (Italy)[a,b,d,f]		200,000	255,214

			7,931,054

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2019

		Principal Amount	Value
ELECTRIC	1.2%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series Aa,b		$390,000	$414,654
Duke Energy Corp., 4.875% to 9/16/24[a,b]		370,000	390,951

			805,605

INSURANCE	9.7%
LIFE/HEALTH INSURANCE	3.5%
MetLife, Inc., 10.75%, due 8/1/39		500,000	823,202
MetLife, Inc., 5.875% to 3/15/28, Series Da,b		400,000	436,564
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44[b]		250,000	266,673
Voya Financial, Inc., 6.125% to 9/15/23, Series Aa,b		800,000	855,572

			2,382,011

LIFE/HEALTH INSURANCE—FOREIGN	1.2%
Achmea BV, 4.625% to 3/24/29 (Netherlands)[a,b,d,f]		200,000	223,978
Aegon NV, 5.625% to 4/15/29 (Netherlands)[a,b,d,f]		200,000	249,543
ASR Nederland NV, 4.625% to 10/19/27 (Netherlands)[a,b,d,f]		200,000	232,585
La Mondiale SAM, 4.375% to 4/24/29 (France)[a,b,d,f]		100,000	115,174

			821,280

MULTI-LINE	1.4%
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9[b]		500,000	541,865
American International Group, Inc., 8.175% to 5/15/38, due 5/15/58[b]		325,000	435,994

			977,859

MULTI-LINE—FOREIGN	0.7%
AXA SA, 6.379% to 12/14/36, 144A (France)[a,b,e]		400,000	475,638

PROPERTY CASUALTY	2.0%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48[b]		1,200,000	1,327,824

PROPERTY CASUALTY—FOREIGN	0.9%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)[b,f]		400,000	444,608
VIVAT NV, 6.25% to 11/16/22 (Netherlands)[a,b,f]		200,000	200,617

			645,225

TOTAL INSURANCE			6,629,837

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2019

		Principal Amount	Value
INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.4%
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)[b]		$250,000	$289,684

PIPELINES—FOREIGN	2.1%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)[b]		345,000	364,499
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)[b]		420,000	441,114
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)[b]		550,000	588,500

			1,394,113

UTILITIES	3.8%
ELECTRIC UTILITIES	1.8%
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79[b]		1,100,000	1,213,867

ELECTRIC UTILITIES—FOREIGN	2.0%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[b]		1,215,000	1,368,066

TOTAL UTILITIES			2,581,933

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$22,641,271)			23,325,965

		Shares
SHORT-TERM INVESTMENTS	3.2%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74%[g]		2,157,337	2,157,337

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,157,337)			2,157,337

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$67,937,493)	100.5%		68,342,685
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.5)		(311,507)

NET ASSETS	100.0%		$68,031,178

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2019

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	101,493	USD	113,214	11/4/19	$19
Brown Brothers Harriman	EUR	1,345,022	USD	1,470,183	11/4/19	(29,920)
Brown Brothers Harriman	USD	241,444	EUR	218,563	11/4/19	2,320
Brown Brothers Harriman	USD	1,368,626	EUR	1,227,952	11/4/19	908
Brown Brothers Harriman	EUR	1,229,544	USD	1,372,878	12/3/19	(999)
						$(27,672)

Glossary of Portfolio Abbreviations

EUR	Euro Currency
FRN	Floating Rate Note
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[b]	Security converts to floating rate after the indicated fixed-rate coupon period.
[c]	Variable rate. Rate shown is in effect at October 31, 2019.
[d]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $8,466,947 or 12.5% of the net assets of the Fund.

[e]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $5,760,007 which represents 8.5% of the net assets of the Fund, of which 0.0% are illiquid.

[f]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $2,644,965 which represents 3.9% of the net assets of the Fund, of which 0.0% are illiquid.

[g]	Rate quoted represents the annualized seven-day yield.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2019

Country Summary	% of Net Assets
United States	54.9%
Canada	8.1%
France	7.0%
United Kingdom	4.9%
Netherlands	4.0%
Australia	3.7%
Switzerland	2.8%
Singapore	1.7%
Italy	1.5%
China	1.1%
Norway	0.9%
Spain	0.8%
Bermuda	0.8%
South Africa	0.7%
Japan	0.7%
Finland	0.6%
Other	5.8%

100.0%

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019a

ASSETS:
Investments in securities, at value (Identified cost—$67,937,493)	$68,342,685
Foreign currency, at value (Identified cost—$73,647)	73,973
Receivable for:
Fund shares sold	791,546
Dividends and interest	436,816
Investment securities sold	145,064
Unrealized appreciation on forward foreign currency exchange contracts	3,247
Other assets	1,417

Total Assets	69,794,748

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	30,919
Payable for:
Investment securities purchased	1,270,128
Fund shares redeemed	219,183
Dividends declared	47,763
Shareholder servicing fees	6,722
Investment advisory fees	5,998
Administration fees	1,104
Distribution fees	553
Directors’ fees	99
Other liabilities	181,101

Total Liabilities	1,763,570

NET ASSETS	$68,031,178

NET ASSETS consist of:
Paid-in capital	$68,021,066
Total distributable earnings/(accumulated loss)	10,112

$68,031,178

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

October 31, 2019a

CLASS A SHARES:
NET ASSETS	$21,127,780
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,782,988

Net asset value and redemption price per share	$11.85

Maximum offering price per share ($11.85 ÷ 0.955)[b]	$12.41

CLASS C SHARES:
NET ASSETS	$6,605,025
Shares issued and outstanding ($0.001 par value common stock outstanding)	561,490

Net asset value and offering price per share[c]	$11.76

CLASS I SHARES:
NET ASSETS	$40,208,319
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,384,925

Net asset value, offering and redemption price per share	$11.88

CLASS R SHARES:
NET ASSETS	$82,881
Shares issued and outstanding ($0.001 par value common stock outstanding)	6,982

Net asset value, offering and redemption price per share	$11.87

CLASS Z SHARES:
NET ASSETS	$7,173
Shares issued and outstanding ($0.001 par value common stock outstanding)	604

Net asset value, offering and redemption price per share	$11.88

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	On investments of $100,000 or more, the offering price is reduced.
[c]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF OPERATIONS

	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28, 2019
Investment Income:
Dividend income (net of $19,574 and $3,995 of foreign withholding tax, respectively)	$871,230	$1,935,102
Interest income	341,407	—

Total Investment Income	1,212,637	1,935,102

Expenses:
Investment advisory fees	273,699	620,559
Professional fees	151,192	105,135
Registration and filing fees	81,427	75,324
Distribution fees—Class A	36,246	47,851
Distribution fees—Class C	37,419	113,333
Distribution fees—Class R	340	427
Shareholder servicing fees—Class A	14,499	19,140
Shareholder servicing fees—Class C	12,473	37,778
Shareholder servicing fees—Class I	13,119	21,577
Administration fees	36,796	58,466
Shareholder reporting expenses	36,261	36,537
Custodian fees and expenses	19,129	4,183
Transfer agent fees and expenses	6,325	11,347
Directors’ fees and expenses	3,204	5,514
Miscellaneous	17,724	14,509

Total Expenses	739,853	1,171,680
Reduction of Expenses (See Note 2)	(384,726)	(376,916)

Net Expenses	355,127	794,764

Net Investment Income (Loss)	857,510	1,140,338

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	7,623,315	9,424,318
Forward foreign currency exchange contracts	44,526	—
Foreign currency transactions	(3,418)	(5,633)

Net realized gain (loss)	7,664,423	9,418,685

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(4,989,289)	(8,881,006)
Forward foreign currency exchange contracts	(27,672)	—
Foreign currency translations	518	282

Net change in unrealized appreciation (depreciation)	(5,016,443)	(8,880,724)

Net Realized and Unrealized Gain (Loss)	2,647,980	537,961

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,505,490	$1,678,299

[a]	The Fund has changed its fiscal year end from February 28 to October 31.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28, 2019	For the Year Ended February 28, 2018
Change in Net Assets:
From Operations:
Net investment income (loss)	$857,510	$1,140,338	$2,331,163
Net realized gain (loss)	7,664,423	9,418,685	51,312,455
Net change in unrealized appreciation (depreciation)	(5,016,443)	(8,880,724)	(30,168,146)

Net increase (decrease) in net assets resulting from operations	3,505,490	1,678,299	23,475,472

Distributions to Shareholders:[b]
Class A	(3,748,975)	(2,867,895)	(2,356,149)
Class C	(1,437,007)	(2,114,731)	(2,279,396)
Class I	(4,567,823)	(8,344,335)	(18,782,202)
Class R	(17,815)	(12,699)	(8,163)
Class Z	(1,376)	(1,325)	(1,196)

Total distributions	(9,772,996)	(13,340,985)	(23,427,106)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	13,793,835	(22,275,280)	(95,595,413)

Total increase (decrease) in net assets	7,526,329	(33,937,966)	(95,547,047)
Net Assets:
Beginning of period	60,504,849	94,442,815	189,989,862

End of period	$68,031,178	$60,504,849	$94,442,815

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS—(Continued)

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]

Distributions to shareholders from net investment income and net realized gain for the year ended February 28, 2018 have been reclassified to distributions to shareholders to reflect required amendments to Regulation S-X and to conform to the current year presentation. The amounts reported within the February 28, 2018 annual report were as follows:

For the Year Ended February 28, 2018
Distributions to Shareholders from:
Net investment income:
Class A	$(195,370)
Class C	(75,098)
Class I	(2,073,546)
Class R	(599)
Class Z	(132)
Net realized gain:
Class A	(2,160,779)
Class C	(2,204,298)
Class I	(16,708,656)
Class R	(7,564)
Class Z	(1,064)

Total distributions to shareholders	$(23,427,106)

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Performance:		2019	2018	2017	2016[b]	2015
Net asset value, beginning of period	$13.33	$15.16	$15.50	$13.30	$16.33	$16.83

Income (loss) from investment operations:

Net investment income (loss)[c]	0.17	0.17	0.17	0.18	0.14	0.11

Net realized and unrealized gain (loss)	0.59	0.15	1.42	3.56	(1.92)	2.12

Total from investment operations	0.76	0.32	1.59	3.74	(1.78)	2.23

Less dividends and distributions to shareholders from:

Net investment income	(0.23)	(0.17)	(0.17)	(0.18)	(0.14)	(0.12)

Net realized gain	(2.01)	(1.98)	(1.76)	(1.36)	(1.11)	(2.61)

Total dividends and distributions to shareholders	(2.24)	(2.15)	(1.93)	(1.54)	(1.25)	(2.73)

Net increase (decrease) in net asset value	(1.48)	(1.83)	(0.34)	2.20	(3.03)	(0.50)

Net asset value, end of period	$11.85	$13.33	$15.16	$15.50	$13.30	$16.33

Total return[d,e]	5.90%[f]	2.59%	10.81%	28.76%	-11.63%	13.88%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$21.1	$19.8	$18.5	$19.6	$17.0	$22.5

Ratios to average daily net assets:

Expenses (before expense reduction)	1.79%[g]	1.40%	1.25%	1.31%	1.37%	1.33%

Expenses (net of expense reduction)	1.00%[g]	1.00%	1.00%	1.00%	1.01%	1.00%

Net investment income (loss) (before expense reduction)	1.27%[g]	0.80%	0.85%	0.92%	0.59%	0.31%

Net investment income (loss) (net of expense reduction)	2.06%[g]	1.20%	1.10%	1.23%	0.95%	0.64%

Portfolio turnover rate	178%[f]	158%	102%	70%	64%	79%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	For the year ended February 29.
[c]	Calculation based on average shares outstanding.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Does not reflect sales charges, which would reduce return.
[f]	Not annualized.
[g]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Performance:		2019	2018	2017	2016[b]	2015
Net asset value, beginning of period	$13.22	$15.04	$15.38	$13.20	$16.22	$16.74

Income (loss) from investment operations:

Net investment income (loss)[c]	0.11	0.07	0.07	0.09	0.04	(0.00)[d]
Net realized and unrealized gain (loss)	0.59	0.15	1.41	3.53	(1.91)	2.11

Total from investment operations	0.70	0.22	1.48	3.62	(1.87)	2.11

Less dividends and distributions to shareholders from:

Net investment income	(0.15)	(0.06)	(0.06)	(0.08)	(0.04)	(0.02)
Net realized gain	(2.01)	(1.98)	(1.76)	(1.36)	(1.11)	(2.61)

Total dividends and distributions to shareholders	(2.16)	(2.04)	(1.82)	(1.44)	(1.15)	(2.63)

Net increase (decrease) in net asset value	(1.46)	(1.82)	(0.34)	2.18	(3.02)	(0.52)

Net asset value, end of period	$11.76	$13.22	$15.04	$15.38	$13.20	$16.22

Total return[e,f]	5.39%[g]	1.95%	10.11%	27.97%	-12.25%	13.19%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$6.6	$12.6	$18.1	$26.7	$25.7	$35.4

Ratios to average daily net assets:

Expenses (before expense reduction)	2.44%[h]	2.05%	1.90%	1.96%	2.02%	1.98%

Expenses (net of expense reduction)	1.65%[h]	1.65%	1.65%	1.65%	1.66%	1.65%

Net investment income (loss) (before expense reduction)	0.52%[h]	0.13%	0.18%	0.27%	(0.06)%	(0.33)%

Net investment income (loss) (net of expense reduction)	1.31%[h]	0.53%	0.43%	0.58%	0.30%	(0.00)%[i]

Portfolio turnover rate	178%[g]	158%	102%	70%	64%	79%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	For the year ended February 29.
[c]	Calculation based on average shares outstanding.
[d]	Amount is less than $0.005.
[e]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[f]	Does not reflect sales charges, which would reduce return.
[g]	Not annualized.
[h]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
[i]	Amount is less than 0.005%.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Performance:		2019	2018	2017	2016[b]	2015
Net asset value, beginning of period	$13.36	$15.19	$15.53	$13.32	$16.36	$16.86

Income (loss) from investment operations:

Net investment income (loss)[c]	0.20	0.22	0.22	0.23	0.20	0.17
Net realized and unrealized gain (loss)	0.60	0.15	1.42	3.57	(1.94)	2.12

Total from investment operations	0.80	0.37	1.64	3.80	(1.74)	2.29

Less dividends and distributions to shareholders from:

Net investment income	(0.27)	(0.22)	(0.22)	(0.23)	(0.19)	(0.18)
Net realized gain	(2.01)	(1.98)	(1.76)	(1.36)	(1.11)	(2.61)

Total dividends and distributions to shareholders	(2.28)	(2.20)	(1.98)	(1.59)	(1.30)	(2.79)

Net increase (decrease) in net asset value	(1.48)	(1.83)	(0.34)	2.21	(3.04)	(0.50)

Net asset value, end of period	$11.88	$13.36	$15.19	$15.53	$13.32	$16.36

Total return[d]	6.18%[e]	2.96%	11.18%	29.24%	–11.35%	14.30%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$40.2	$28.0	$57.8	$143.5	$163.5	$191.6

Ratios to average daily net assets:

Expenses (before expense reduction)	1.51%[f]	1.09%	0.96%	1.01%	1.06%	1.08%

Expenses (net of expense reduction)	0.65%[f]	0.65%	0.65%	0.65%	0.66%	0.65%

Net investment income (loss) (before expense reduction)	1.64%[f]	1.09%	1.11%	1.23%	0.91%	0.57%

Net investment income (loss) (net of expense reduction)	2.50%[f]	1.53%	1.42%	1.59%	1.31%	1.00%

Portfolio turnover rate	178%[e]	158%	102%	70%	64%	79%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	For the year ended February 29.
[c]	Calculation based on average shares outstanding.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,				For the Period October 1, 2014[b] through February 28, 2015
Per Share Operating Performance:		2019	2018	2017	2016[c]
Net asset value, beginning of period	$13.34	$15.17	$15.51	$13.31	$16.35	$16.57

Income (loss) from investment operations:

Net investment income (loss)[d]	0.16	0.15	0.15	0.15	0.12	0.04
Net realized and unrealized gain (loss)	0.59	0.14	1.41	3.57	(1.93)	1.17

Total from investment operations	0.75	0.29	1.56	3.72	(1.81)	1.21

Less dividends and distributions to shareholders from:

Net investment income	(0.21)	(0.14)	(0.14)	(0.16)	(0.12)	(0.03)
Net realized gain	(2.01)	(1.98)	(1.76)	(1.36)	(1.11)	(1.40)

Total dividends and distributions to shareholders	(2.22)	(2.12)	(1.90)	(1.52)	(1.23)	(1.43)

Net increase (decrease) in net asset value	(1.47)	(1.83)	(0.34)	2.20	(3.04)	(0.22)

Net asset value, end of period	$11.87	$13.34	$15.17	$15.51	$13.31	$16.35

Total return[e]	5.81%[f]	2.43%	10.63%	28.61%	-11.81%	7.51%[f]

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$82.9	$96.9	$90.4	$64.8	$8.0	$9.9

Ratios to average daily net assets:

Expenses (before expense reduction)	1.94%[g]	1.55%	1.40%	1.46%	1.52%	1.49%[h]

Expenses (net of expense reduction)	1.15%[g]	1.15%	1.15%	1.15%	1.16%	1.15%[h]

Net investment income (loss) (before expense reduction)	1.11%[g]	0.67%	0.70%	0.71%	0.45%	0.32%[h]

Net investment income (loss) (net of expense reduction)	1.90%[g]	1.07%	0.95%	1.02%	0.81%	0.66%[h]

Portfolio turnover rate	178%[f]	158%	102%	70%	64%	79%[f]

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	Inception date.
[c]	For the year ended February 29.
[d]	Calculation based on average shares outstanding.
[e]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[f]	Not annualized.
[g]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
[h]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,				For the Period October 1, 2014[b] through February 28, 2015
Per Share Operating Performance:		2019	2018	2017	2016[c]
Net asset value, beginning of period	$13.36	$15.19	$15.53	$13.32	$16.36	$16.57

Income (loss) from investment operations:

Net investment income (loss)[d]	0.20	0.22	0.22	0.23	0.20	0.08
Net realized and unrealized gain (loss)	0.60	0.15	1.42	3.57	(1.94)	1.16

Total from investment operations	0.80	0.37	1.64	3.80	(1.74)	1.24

Less dividends and distributions to shareholders from:

Net investment income	(0.27)	(0.22)	(0.22)	(0.23)	(0.19)	(0.05)
Net realized gain	(2.01)	(1.98)	(1.76)	(1.36)	(1.11)	(1.40)

Total dividends and distributions to shareholders	(2.28)	(2.20)	(1.98)	(1.59)	(1.30)	(1.45)

Net increase (decrease) in net asset value	(1.48)	(1.83)	(0.34)	2.21	(3.04)	(0.21)

Net asset value, end of period	$11.88	$13.36	$15.19	$15.53	$13.32	$16.36

Total return[e]	6.17%[f]	2.96%	11.18%	29.24%	-11.35%	7.71%[f]

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$7.2	$8.1	$9.2	$9.4	$8.0	$9.9

Ratios to average daily net assets:

Expenses (before expense reduction)	1.44%[g]	1.05%	0.90%	0.96%	1.02%	0.99%[h]

Expenses (net of expense reduction)	0.65%[g]	0.65%	0.65%	0.65%	0.66%	0.65%[h]

Net investment income (loss) (before expense reduction)	1.62%[g]	1.14%	1.18%	1.27%	0.95%	0.82%[h]

Net investment income (loss) (net of expense reduction)	2.41%[g]	1.54%	1.43%	1.58%	1.31%	1.16%[h]

Portfolio turnover rate	178%[f]	158%	102%	70%	64%	79%[f]

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	Inception date.
[c]	For the year ended February 29.
[d]	Calculation based on average shares outstanding.
[e]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[f]	Not annualized.
[g]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
[h]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Alternative Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 8, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. Effective July 1, 2019, the Fund’s name changed from Cohen & Steers Dividend Value Fund, Inc. to Cohen & Steers Alternative Income Fund, Inc. Prior to July 1, 2019, the Fund’s investment objective was to provide long-term growth of income and capital appreciation. Effective July 1, 2019, the investment objectives of the Fund are to seek a high level of current income and secondarily, capital appreciation. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are currently not available for purchase.

Effective July 1, 2019, the Fund’s fiscal year-end changed from February 28 to October 31.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$26,254,810	$26,254,810	$—	$—
Master Limited Partnerships and Related Companies	8,707,521	8,707,521	—	—
Preferred Securities—$25 Par Value:				—
Banks	1,395,739	864,792	530,947	—
Other Industries	6,501,313	6,501,313	—	—
Preferred Securities—Capital Securities	23,325,965	—	23,325,965	—
Short-Term Investments	2,157,337	—	2,157,337	—

Total Investments in Securities[a]	$68,342,685	$42,328,436	$26,014,249	$—

Forward Foreign Currency Exchange Contracts	$3,247	$—	$3,247	$—

Total Derivative Assets[a]	$3,247	$—	$3,247	$—

Forward Foreign Currency Exchange Contracts	$(30,919)	$—	$(30,919)	$—

Total Derivative Liabilities[a]	$(30,919)	$—	$(30,919)	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in securities.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gain/loss included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Effective August 2019, dividends from net investment income, if any, are declared and paid monthly. Prior to July 1, 2019, dividends from net investment income, if any, were declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the period March 1, 2019 through October 31, 2019, a portion of the dividends have been reclassified to distributions from net realized gain.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of October 31, 2019, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Fund.

For the eight months ended October 31, 2019 and through June 30, 2021, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the period March 1, 2019 through October 31, 2019 and the year ended February 28, 2019, fees waived and/or expenses reimbursed totaled $384,726 and $376,916, respectively.

On September 17, 2019, the Fund’s Board of Directors approved subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor. Under the subadvisory agreements, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor. The appointments are effective September 18, 2019. For the period from July 1, 2019 through September 17, 2019, the Fund utilized certain personnel from CNS Asia & CNS UK to provide research and advisory services through an employee sharing arrangement.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily net assets of the Fund. For the period March 1, 2019 through October 31, 2019 and the year ended February 28, 2019, the Fund incurred $7,820 and $17,730, respectively, in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the period March 1, 2019 through October 31, 2019, the Fund has been advised that the distributor received $23,914, which represents a

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NOTES TO FINANCIAL STATEMENTS—(Continued)

portion of the sales commissions paid by shareholders from the sale of Class A shares, and $1,330 and $2,395 of CDSC relating to redemptions of Class A and Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $372 for the period March 1, 2019 through October 31, 2019 and $985 for the year ended February 28, 2019.

Other: As of October 31, 2019, the investment advisor and/or affiliated persons of the investment advisor owned 29% of the Fund’s outstanding shares. Investment activities of these shareholders could have a significant impact on the Fund. In addition, a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to shareholders for approval, including changes to the Fund’s fundamental policies or terms of the investment advisory agreement with the investment advisor.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the period March 1, 2019 through October 31, 2019, totaled $109,026,264 and $103,769,591, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at October 31, 2019 and the effect of derivatives held during the period March 1, 2019 through October 31, 2019, along with the respective location in the financial statements. For the year ended February 28, 2019, the Fund did not invest in derivatives.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts[a]	Unrealized appreciation	$3,247	Unrealized depreciation	$30,919

[a]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	$44,526	$(27,672)

The following summarizes the volume of the Fund’s forward foreign currency exchange contracts activity for the period March 1, 2019 through October 31, 2019:

Forward Foreign Currency Exchange Contracts
Average Notional Amount[a]	$1,216,080

[a]	Average notional amount represents the average for all months in which the Fund had forward foreign currency exchange contracts outstanding at month-end. For the period, this represents four months.

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
		2019	2018
Ordinary income	$4,215,532	$4,234,579	$5,831,052
Long-term capital gain	5,557,464	9,106,406	17,596,054

Total dividends and distributions	$9,772,996	$13,340,985	$23,427,106

[a]	The Fund has changed its fiscal year end from February 28 to October 31.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

As of October 31, 2019, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$68,305,710

Gross unrealized appreciation on investments	$2,125,551
Gross unrealized depreciation on investments	(2,086,867)

Net unrealized appreciation (depreciation) on investments	$38,684

Undistributed ordinary income	$19,191

As of October 31, 2019, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and unrealized gains on passive foreign investment companies and book/tax differences primarily attributable to certain fixed income securities. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $224,910 and total distributable earnings/(accumulated loss) was credited $224,910. Net assets were not affected by this reclassification.

Note 6. Capital Stock

On March 19, 2019, the Fund’s Board of Directors approved the deregistration of Class T shares. The Fund is now authorized to issue 400 million shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 50 million of Class A capital stock, 50 million of Class C capital stock, 50 million of Class F capital stock, 150 million of Class I capital stock, 50 million of Class R capital stock and 50 million of Class Z capital stock. Class F shares are currently not available for purchase. The Fund’s Board of Directors may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of certain intermediaries, as noted in the Fund’s prospectus, effective March 15, 2019, Class C shares automatically convert to Class A shares on a monthly basis approximately ten years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Period March 1, 2019 through October 31, 2019[a]		For the Year Ended February 28, 2019		For the Year Ended February 28, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class A:
Sold	967,474	$11,956,222	605,243	$8,485,815	361,978	$5,529,016
Issued as reinvestment of dividends and distributions	176,946	2,116,562	118,720	1,591,572	96,957	1,447,791
Redeemed	(849,980)	(10,285,611)	(453,157)	(6,251,211)	(508,476)	(7,784,221)

Net increase (decrease)	294,440	$3,787,173	270,806	$3,826,176	(49,541)	$(807,414)

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NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Period March 1, 2019 through October 31, 2019[a]		For the Year Ended February 28, 2019		For the Year Ended February 28, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class C:
Sold	258,417	$3,037,155	219,768	$2,946,636	118,292	$1,782,243
Issued as reinvestment of dividends and distributions	42,942	508,457	82,741	1,101,543	81,970	1,215,763
Redeemed	(691,895)	(8,555,781)	(555,273)	(7,664,709)	(733,271)	(11,204,766)

Net increase (decrease)	(390,536)	$(5,010,169)	(252,764)	$(3,616,530)	(533,009)	$(8,206,760)

Class I:
Sold	1,675,316	$19,935,423	258,127	$3,637,057	2,342,193	$36,952,847
Issued as reinvestment of dividends and distributions	330,240	3,959,082	517,839	6,959,658	1,180,462	17,664,696
Redeemed	(714,602)	(8,876,211)	(991,440)	(13,177,592)	(2,655,331)	(41,728,964)
Redemptions in-kind[b]	—	—	(1,492,294)	(19,922,121)	(6,309,247)	(99,496,832)

Net increase (decrease)	1,290,954	$15,018,294	(1,707,768)	$(22,502,998)	(5,441,923)	$(86,608,253)

Class R:
Sold	752	$10,000	1,933	$28,320	1,309	$20,000
Issued as reinvestments of dividends and distributions	1,375	16,471	854	11,418	469	7,014
Redeemed	(2,411)	(27,934)	(1,480)	(21,666)	—	—

Net increase (decrease)	(284)	$(1,463)	1,307	$18,072	1,778	$27,014

Class Z:
Net increase (decrease)	—	$—	—	$—	—	$—

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	Certain shareholders of the Fund redeemed shares in-kind.

Note 7. Redemptions In-Kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the years ended February 28, 2019 and 2018, the Fund had redemptions in-kind with total proceeds in the amount of $19,922,121 and $99,496,832, respectively. The net realized gains on these redemptions in-kind for the years ended February 28, 2019 and 2018, amounted to $2,852,428 and $24,236,834, respectively, which will not be realized for tax purposes. For the eight months ended October 31, 2019, the Fund did not have any redemptions in-kind.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 8. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Below-Investment-Grade Securities Risk: Below investment grade securities generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. It is reasonable to expect that any adverse economic condition could disrupt the market for below investment grade securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the Fund to meet redemption requests within required time periods. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies.

Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

MLP Investment Risk: An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities issued by MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of such equity securities have more limited control and limited rights to vote on matters affecting the partnership. MLPs may have additional expenses, as some MLPs pay incentive distribution fees to their general partners. Additionally, conflicts of interest may exist

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NOTES TO FINANCIAL STATEMENTS—(Continued)

among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

MLPs may have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes which presents unique investment risks. MLPs and other small capitalization companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and other small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. MLPs and other smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. The value of MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If MLPs were subject to U.S. federal income taxation as a corporation, the MLPs would be required to pay U.S. federal income tax on their taxable income which would have the effect of reducing the amount of cash available for distribution to the MLP unitholders. This would also cause any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. As a result, after-tax returns could be reduced, which could cause a decline in the value of MLPs.

Energy Sector Risk: The Fund is subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. In addition, there are several specific risks associated with investments in the energy sector, including the following: Commodity Price Risk, Depletion Risk, Supply and Demand Risk, Regulatory Risk, Acquisition Risk, Weather Risks, Exploration Risk, Catastrophic Event Risk, Interest Rate Transaction Risk, Affiliated Party Risk and Limited Partner Risk and Risks of Subordinated MLP Units. MLPs which invest in the energy industry may be highly volatile due to significant fluctuation in the prices of energy commodities as well as political and regulatory developments.

Interest Rate Risk to MLPs and Related Companies: Rising interest rates could increase the cost of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. These risks may be greater in the current market environment because certain interest rates are at historically low levels.

Tax Risk: The Fund intends to qualify each year as a RIC for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). For any year in which the Fund so qualifies, it will not be subject to U.S. federal income tax on income or gain that it timely distributes to shareholders as dividends. In order to qualify as a RIC, the Fund must meet certain

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NOTES TO FINANCIAL STATEMENTS—(Continued)

asset diversification requirements, including that, at the close of each quarter of its taxable year, no more than 25% of its total assets will be invested in Qualified Publicly Traded Partnerships (QPTPs) as defined in the Code. The Fund expects that the MLPs that are treated as publicly traded partnerships for tax purposes in which the Fund invests will generally be QPTPs. The treatment of certain of the Fund’s investments for purposes of this test may be unclear, and it is possible that the Internal Revenue Service (IRS) or a court could recharacterize one or more such investments in a manner bearing adversely on the Fund’s ability to meet this 25% requirement.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Natural Resources Risk: The Fund’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as

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NOTES TO FINANCIAL STATEMENTS—(Continued)

other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

On March 29, 2017, the United Kingdom (UK) formally notified the European Council of its intention to leave the EU and commenced the formal process of withdrawing from the EU (referred to as Brexit). Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences and precise timeframe for Brexit, how it will be conducted, how negotiations of trade agreements will proceed, and how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules and amendments that modernize reporting and disclosure and require the implementation of a Liquidity Risk Management Program, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

LIBOR Risk: Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and

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NOTES TO FINANCIAL STATEMENTS—(Continued)

illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. New Accounting Guidance

In August 2018, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update (ASU) No. 2018-13, “Fair Value Measurement (Topic 820), Disclosure Framework Changes to the Disclosure Requirements for Fair Value Measurement”. The amendments to ASU 2018-13 are intended to improve the effectiveness of disclosures in the notes to financial statements through modifications to disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The Fund has adopted the amended disclosures permissible under the update. The adoption had no effect on the Fund’s net assets or results of operations.

Note 11. Subsequent Events

Management has evaluated events and transactions occurring after October 31, 2019 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Alternative Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Alternative Income Fund, Inc. (the “Fund”) as of October 31, 2019, the related statement of operations for the period from March 1, 2019 through October 31, 2019 and for the year ended February 28, 2019, the statement of changes in net assets for the period from March 1, 2019 through October 31, 2019 and for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the period from March 1, 2019 through October 31, 2019 and for the year ended February 28, 2019, the changes in its net assets for the period from March 1, 2019 through October 31, 2019 and for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 20, 2019

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

TAX INFORMATION—2019

For the calendar year ended October 31, 2019, for individual taxpayers, the Fund designates $1,013,731 as qualified dividend income eligible for reduced tax rates, short-term capital gain distributions of $3,036,670, and long-term capital gain distributions of $5,557,464 taxable at the maximum 20% rate. In addition, for corporate taxpayers, 14.33% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purpose and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distribution is reported to shareholders on their 1 099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Change in Principal Investment Strategies

On April 26, 2019, the Fund’s Board of Directors approved modifying the Fund’s principal investment strategies. Effective July 1, 2019, the Fund’s principal investment strategies changed from investing at least 80% of the Fund’s net assets in a portfolio of dividend-paying common stocks and preferred stocks that have the potential to offer long-term growth of income and capital appreciation to the following: Under normal market conditions, the Fund seeks to achieve its investment objectives by investing primarily in U.S. and non-U.S. investments providing exposure to or investments in the following asset classes: (i) preferred and debt securities; (ii) real estate companies, including real estate investment trusts (REITs); (iii) infrastructure companies; (iii) master limited partnerships (MLPs) and midstream energy companies; and (iv) natural resource companies.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Benchmark Change

Effective July 1, 2019, in connection with the Fund’s change in investment objectives and principal investment strategies, the Fund’s blended benchmark changed and now consists of 15% FTSE EPRA Nareit Developed Real Estate Index (Net), 15% Alerian MLP Index, 15% Dow Jones Brookfield Global Infrastructure Index, 10% S&P Global Natural Resource Index (Net), and 45% Preferred Blended Benchmark (consists of 60% ICE BofAML US IG Institutional Capital Securities Index, 20% ICE BofAML Core Fixed Rate Preferred Securities Index and 20% Bloomberg Barclays Developed Market USD Contingent Capital Index).

Change in Portfolio Manager

Effective July 1, 2019, Jon Cheigh, Vince L. Childers, Tyler Rosenlicht, William F. Scapell, Elaine Zaharis-Nikas and Benjamin Morton were added as portfolio managers of the Fund. Christopher Rhine remains as a portfolio manager of the Fund.

APPROVAL OF SUBADVISORY AGREEMENTS

At an in person meeting of the Board of Directors of the Cohen & Steers Alternative Income Fund, Inc., formerly known as Cohen & Steers Dividend Value Fund, Inc. (the Fund or AIF), held on September 17, 2019, the Board of Directors of the Fund considered whether to approve the appointment of Cohen & Steers UK Limited (CNS UK) and Cohen & Steers Asia Limited (CNS Asia) (each a Subadvisor, and collectively, the Subadvisors) as subadvisors to the Fund pursuant to subadvisory agreements between each Subadvisor and Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the Advisor). The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory agreement (the Investment Advisory Agreement) or the proposed subadvisory agreements (the Subadvisory Agreements), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s proposed Subadvisory Agreements for their initial term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and in executive session in their capacity as the Contract Review Committee.

In considering whether to approve the Subadvisory Agreements, the Board of Directors took into account its review, discussion and ultimate approval of the continuation of the Fund’s Investment Advisory Agreement at the Contract Review Committee meeting held on June 4, 2019, and at meetings of the full Board of Directors held in person on March 19, 2019 and June 11, 2019. The Board of Directors also took into account its discussion and approval of the conversion of Cohen & Steers Dividend Value Fund, Inc. to AIF at the April 26, 2019 meeting of the full Board of Directors. The Board of Directors reviewed materials provided by the Advisor, including a memorandum summarizing the proposal to appoint the Subadvisors and drafts of the proposed Subadvisory Agreements, and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. In addition, the Board of Directors considered information provided from time to time by the Advisor throughout the year at meetings of the Board of Directors. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Subadvisors: The Board of Directors reviewed the proposed services that the Subadvisors would provide to the Fund, including,

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

but not limited to, trade order execution and investment research and advisory services in connection with investments in Europe and in Asia Pacific real estate investments by CNS UK and CNS Asia, respectively. The Board of Directors considered that the proposed services would be provided on substantially the same terms and conditions, using the same personnel, as the investment management services currently provided to the Fund by the Advisor and took into account the Advisor’s representation that the nature and level of the investment management services provided to the Fund would not change as a result of the appointment of the Subadvisors. The Board of Directors also noted that the Advisor would remain responsible for the overall management of the Fund’s portfolio and would also be responsible for the supervision and ongoing monitoring of the Subadvisors. Additionally, the Board of Directors took into account the services provided by the Advisor and Subadvisors to other funds overseen by the Board of Directors, including those that have investment objectives and strategies similar to those of the Fund. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services to be provided by the Subadvisors are appropriate and supported the approval of the Subadvisory Agreements.

(ii) Investment performance of the Fund and the Subadvisors: The Board of Directors considered that the Fund was converted from Cohen & Steers Dividend Value Fund, Inc. to AIF effective July 1, 2019 and, therefore, did not yet have a full quarter of investment performance under the Fund’s new portfolio management team, investment objectives and principal investment strategy. The Board of Directors noted that there are no expected changes to the Fund’s portfolio managers, investment objectives and principal investment strategies in connection with the appointment of the Subadvisors. The Board of Directors also considered its experience in overseeing the Advisor’s and Subadvisors’ management of other funds overseen by the Board of Directors that invest in similar strategies. The Board of Directors determined that these and related factors, in light of all the considerations noted above, supported the approval of the Subadvisory Agreements.

(iii) Cost of the services to be provided by the Subadvisors from the relationship with the Fund: The Board of Directors considered the proposed contractual subadvisory fee terms and noted that the fees would be paid by the Advisor out of its investment advisory fees and, therefore, would neither be a direct shareholder expense nor a direct influence on the Fund’s total expense ratio. The Board observed that the Fund’s contractual management fee, which was approved by the Board at the June 11, 2019 meeting, and total expense ratio would not change as a result of the appointment of the Subadvisors. The Board of Directors also took into account that the Advisor continues to waive a portion of its fees and/or reimburse expenses to limit overall operating expenses of the Fund. The Board of Directors observed that, because of the Fund’s asset size, the operating expenses continue to be subsidized, and the Fund is not yet profitable to the Advisor. The Board of Directors noted that the contractual fee terms under the Subadvisory Agreements were similarly structured as the contractual fee terms under other agreements relating to the Subadvisors’ services provided to other funds overseen by the Board of Directors. In light of the considerations above, the Board of Directors concluded that proposed subadvisory fees were satisfactory.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered the Fund’s asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors took into account, as discussed above in (iii), that because of the Fund’s asset size, the operating expenses continue to be

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

subsidized, and the Fund is not yet profitable to the Advisor. The Board also noted that the Advisor is directly responsible for the payment of the sub-advisory fees (not the Fund).

(v) Comparison of services to be rendered and fees to be paid to those under other subadvisory contracts: As discussed above in (iii), the Board of Directors observed that the contractual fee terms under the Subadvisory Agreements were similar to the contractual fee terms under other agreements relating to the Subadvisors’ services provided to other funds overseen by the Board of Directors, and that in any event the fees would be paid by the Advisor out of the advisory fee. The Board of Directors determined that the proposed subadvisory fees were satisfactory in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the Subadvisory Agreements for an initial term ending June 30, 2020.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-today operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Robert H. Steers 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co- Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	21	Since 1991

Joseph M. Harvey 1963	Director	Until Next Election of Directors	President of the Advisor (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	21	Since 2014

(table continued on next page)

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Disinterested Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	Since 2011

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	21	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors	C.F.A.; Advisor to SigFig since July, 2018; Adjunct Professor and Executive–In–Residence, Bethel University Since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	21	Since 2015

(table continued on next page)

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from 2012 to 2016; member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; member, Board of Trustees of AICPA Foundation since 2015.	21	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	21	Since 2015

(table continued on next page)

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Member of the Investment Committee of the Berkshire Taconic Community Foundation since 2015; Member of the Advisory Board of Northeast Dutchess Fund since 2016; President and CIO of Ledge Harbor Management since 2016; Formerly, worked at Bessemer Trust Company from 1999 to 2014; Prior thereto, Ms. Richards held investment positions at Frank Russell Company from 1996 to 1999. Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	21	Since 2017

C. Edward Ward, Jr 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale,New York from 2004 to 2014. Formerly, Director of closed-end fund management for the NYSE where he worked from 1979 to 2004.	21	Since 2004

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005

James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Lisa D. Phelan 1968	Chief Compliance Officer	Executive Vice President of CSCM since 2015 and prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.	Since 2006

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

Albert Laskaj 1977	Treasurer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013.	Since 2015

Christopher Rhine 1979	Vice President	Senior Vice President of CSCM since 2012.	Since 2017

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

(FORMERLY COHEN & STEERS DIVIDEND VALUE FUND)

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

James Giallanza

Chief Financial Officer

Lisa D. Phelan

Chief Compliance Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Albert Laskaj

Treasurer

Christopher Rhine

Vice President

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—DVFAX
Class C—DVFCX
Class F—DVVFX*
Class I—DVFIX
Class R—DVFRX
Class Z—DVFZX

website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Alternative Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance which is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

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Cohen & Steers

Alternative

Income Fund

Annual Report October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

DVFAXAR

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period. The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the Registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The Registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. Each of Messrs. Clark and Maginnis is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended October 31, 2019 and February 28, 2019 for professional services rendered by the registrant’s principal accountant were as follows:

	2019	2018
Audit Fees	$45,580	$37,450
Audit-Related Fees	$2,500	$0
Tax Fees	$6,800	$5,660
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended October 31, 2019 and February 28, 2019, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2019	2018
Registrant	$6,800	$5,660
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

By:	/s/ Adam M. Derechin

Name:	Adam M. Derechin
Title:	Principal Executive Officer
(President and Chief Executive Officer)

Date: December 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin

Name:	Adam M. Derechin
Title:	Principal Executive Officer
(President and Chief Executive Officer)

By:	/s/ James Giallanza

Name:	James Giallanza
Title:	Principal Financial Officer
(Chief Financial Officer)

Date: December 27, 2019